                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): AUGUST 3, 2001



                                  DATAKEY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)



         0-11447                                        41-1291472
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            407 WEST TRAVELERS TRAIL
                           BURNSVILLE, MINNESOTA 55337
               (Address of Principal Executive Offices) (Zip Code)


                                  952-890-6850
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Datakey, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated
August 3, 2001 as follows:


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

A.       Financial statements of businesses acquired.

          Not applicable.

B.       Pro forma financial information.

         Not applicable.

C.       Exhibits.

         The following exhibits are filed herewith. The exhibit number corresponds with Item 601(a) of Regulation S-B.



         Exhibit No.       Description
         -----------       -----------
             2.1*          Asset Acquisition Agreement dated August 3, 2001
                           between Datakey, Inc. and Datakey Electronics, Inc.
                           Pursuant to Item 601(b)(2) of the Regulation S-B, and
                           subject to claims of confidentiality pursuant to Rule
                           24B-2 under the Securities Exchange Act of 1934, upon
                           the request of the Commission the Registrant
                           undertakes to furnish supplementally to the
                           Commission a copy of any schedule or exhibit to the
                           Asset Acquisition Agreement as follows:

                           Exhibit A        EP Equipment
                           Exhibit B        EP Contracts, Licenses & permits
                           Exhibit C        Form of License Agreement
                           Exhibit D        Form of Non-Compete Agreement
                           Exhibit E        Form of Sublease Agreement
                           Exhibit E-1      Floor Plan and Schedule of Improvements
                           Schedule 4.1     Allocation of Purchase Price
                           Schedule 7.1     Cogent/Nortel Orders
                           Schedule 12.1    Consents to be Delivered
                           Schedule 17.2(a) Jurisdiction
                           Schedule 17.3    Consents and Approvals
                           Schedule 17.5    Title to Assets
                           Schedule 17.7    Encumbrances
                           Schedule 17.8    Material Contracts
                           Schedule 17.10   Customers' Property
                           Schedule 17.11   Inventory Exceptions
                           Schedule 17.12   Licenses

                                       1

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                           Schedule 17.13   Patents, Trademarks and Copyrights
                           Schedule 17.14   Customers
                           Schedule 17.15   Interests of Customers, Suppliers and Competitors
                           Schedule 17.16   Vendors and Suppliers
                           Schedule 17.17   Non-competition and Confidentiality Agreements
                           Schedule 17.18   Sales Agency and Distributorship Agreements
                           Schedule 17.19   Financial Statements
                           Schedule 17.20   Sales Reports
                           Schedule 17.21   Tax Returns
                           Schedule 17.22   Property in Possession of Third Parties
                           Schedule 17.23   Absence of Certain Changes
                           Schedule 17.24   Employment Matters
                           Schedule 17.25   Insurance
                           Schedule 17.26   Product Warranty
                           Schedule 17.27   Absence of Disruption of Business Relationships
                           Schedule 17.30   Environmental Matters
                           Schedule 22.1.9  Discharge of Liabilities
                           Schedule 35.1    Orders for SmartKeys and SmartKey Readers


            99.1*          Press Release dated August 6, 2001


* Previously filed with Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 5, 2001

                                DATAKEY, INC.


                                By       /s/ Alan G. Shuler
                                  ----------------------------------------------
                                    Alan G. Shuler, Vice President and
                                       Chief Financial Officer

                                       2

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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  EXHIBIT INDEX
                                       TO
                                  FORM 8-K/A-1

                                  DATAKEY, INC.


Exhibit No.       Description
-----------       -----------
         2.1*     Asset Acquisition Agreement dated August 3, 2001 between
                  Datakey, Inc. and Datakey Electronics, Inc. Pursuant to Item
                  601(b)(2) of the Regulation S-B, and subject to claims of
                  confidentiality pursuant to Rule 24B-2 under the Securities
                  Exchange Act of 1934, upon the request of the Commission the
                  Registrant undertakes to furnish supplementally to the
                  Commission a copy of any schedule or exhibit to the Asset
                  Acquisition Agreement as follows:


                           Exhibit A        EP Equipment
                           Exhibit B        EP Contracts, Licenses & permits
                           Exhibit C        Form of License Agreement
                           Exhibit D        Form of Non-Compete Agreement
                           Exhibit E        Form of Sublease Agreement
                           Exhibit E-1      Floor Plan and Schedule of Improvements
                           Schedule 4.1     Allocation of Purchase Price
                           Schedule 7.1     Cogent/Nortel Orders
                           Schedule 12.1    Consents to be Delivered
                           Schedule 17.2(a) Jurisdiction
                           Schedule 17.3    Consents and Approvals
                           Schedule 17.5    Title to Assets
                           Schedule 17.7    Encumbrances
                           Schedule 17.8    Material Contracts
                           Schedule 17.10   Customers' Property
                           Schedule 17.11   Inventory Exceptions
                           Schedule 17.12   Licenses
                           Schedule 17.13   Patents, Trademarks and Copyrights
                           Schedule 17.14   Customers
                           Schedule 17.15   Interests of Customers, Suppliers and Competitors
                           Schedule 17.16   Vendors and Suppliers
                           Schedule 17.17   Non-competition and Confidentiality Agreements
                           Schedule 17.18   Sales Agency and Distributorship Agreements
                           Schedule 17.19   Financial Statements
                           Schedule 17.20   Sales Reports
                           Schedule 17.21   Tax Returns
                           Schedule 17.22   Property in Possession of Third Parties
                           Schedule 17.23   Absence of Certain Changes

                                       3
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                           Schedule 17.24   Employment Matters
                           Schedule 17.25   Insurance
                           Schedule 17.26   Product Warranty
                           Schedule 17.27   Absence of Disruption of Business Relationships
                           Schedule 17.30   Environmental Matters
                           Schedule 22.1.9  Discharge of Liabilities
                           Schedule 35.1    Orders for SmartKeys and SmartKey Readers


99.1*                      Press Release dated August 6, 2001

*Previously filed with Form 8-K


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